Annual Total Returns- DWS Tax-Exempt Portfolio (Tax Exempt Cash Managed Shares) [BarChart] - Tax Exempt Cash Managed Shares - DWS Tax-Exempt Portfolio - Tax-Exempt Cash Managed Shares	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.02%	0.02%	0.04%	0.03%	0.02%	0.17%	0.50%	1.04%	1.13%	0.38%